SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 26, 2007

IntelliCapital, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52553
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o Craig Jolly

P.O. Box 239

Airway Heights, WA 99001

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-591-2648

(ISSUER TELEPHONE NUMBER)

305 Madison Avenue, Suite 1166, New York, NY 10165

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On September 3, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement, Craig Jolly of Airway Heights, WA, purchased a total of 31,026,600 shares of the issued and outstanding common stock of IntelliCapital, Inc. (the "Company") from William Tay, the sole officer, director and shareholder of the Company, for an aggregate of $59,900 in cash. The total of 31,026,600 shares represented 99% of the shares of outstanding common stock of the Company at the time of transfer.  Mr. Jolly used private funds to purchase the shares of the Company. As part of the acquisition, and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers have occurred:

o	As of September 3, 2007 Craig Jolly was appointed Chairman of the Board of Directors, President of the Company.

o

William Tay then resigned as a member of the Company's Board of Directors and as the Company's President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board and Secretary, effective September 3, 2007.

The following table sets forth certain information as of September 3, 2007, with respect to the ownership of common stock by the sole director and executive officer of the Company, and each person known by the Company to be the owner of five percent or more of the common stock of the Company.

	Amount and Nature of
Name and, as	Beneficial	Percentage
appropriate, address of beneficial owner	Ownership	of Class (1)

Craig Jolly	31,026,600	99%
P.O. Box 239
Airway Heights, WA 99001

All Officers and	31,026,600	99%
Directors as a group

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 (1)   Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2)   Based upon 31,340,000 shares issued and outstanding as of September 3, 2007.

In connection with the change in control, we changed our mailing address to c/o Craig Jolly, P.O. Box 239, Airway Heights, WA 99001.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as a member of the Company's Board of Directors effective as of September 3, 2007. William Tay also resigned as the Company's President, Chief Executive Officer, and Chairman of the Board, effective September 3, 2007. The resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Craig Jolly was appointed as the Company’s Chairman of the Board and President effective September 3, 2007.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

10.1 - Share Purchase Agreement signed August 26, 2007 between William Tay and Craig Jolly (herein incorporated by reference from filing on Form 8-K on August 27, 2007).

99.1 - Resignation letter from William Tay to IntelliCapital, Inc., dated September 3, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IntelliCapital, Inc.

By:	/s/ William Tay
William Tay President

Dated: August 31, 2007

EXHIBIT 99.1

TO: INTELLICAPITAL, INC.

AND TO: THE DIRECTORS THEREOF

I, William Tay, hereby tender my resignation as Director, President, Secretary and Treasurer of IntelliCapital, Inc., a Delaware corporation, effective immediately following the consummation of the Share Purchase Agreement, dated August 26, 2007, between William Tay and Craig Jolly.

My resignation does not in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

DATED this 3rd day of September, 2007.

/s/ William Tay

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William Tay